Exhibit 10.2

                          AGREEMENT AND PLAN OF MERGER


      This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of October 1, 1997, by and among Charter Municipal Mortgage Acceptance Company, a Delaware business trust (the "Trust"), Summit Tax Exempt Bond Fund, L.P., a Delaware limited partnership ("Tax Exempt I"), Summit Tax Exempt L.P. II, a Delaware limited partnership ("Tax Exempt II") and Summit Tax Exempt L.P. III, a Delaware limited partnership ("Tax Exempt III"). Tax Exempt I, Tax Exempt II and Tax Exempt III are sometimes hereinafter referred to individually as a "Partnership" and collectively as the "Partnerships."

                               W I T N E S S E T H

      WHEREAS, the Trust, Tax Exempt I, Tax Exempt II and Tax Exempt III desire to engage in a consolidation transaction whereby, among other things (i) (A) Tax Exempt I will be merged with and into the Trust, with the Trust being the surviving entity (the "Tax Exempt I Merger"), (B) Tax Exempt II will be merged with and into the Trust, with the Trust being the surviving entity (the "Tax Exempt II Merger"), and (C) Tax Exempt III will be merged with and into the Trust, with the Trust being the surviving entity (the "Tax Exempt III Merger") (the Tax Exempt I Merger, Tax Exempt II Merger, and Tax Exempt III Merger being hereinafter collectively referred to as the "Mergers"), and (ii) all limited and general partner interests and BUC$ (defined below) of the Partnerships outstanding at the Effective Time (defined herein) will be converted into the right to receive common beneficial interests ("Shares") in the Trust, as more specifically provided herein;

      WHEREAS, Prudential Bache Properties, Inc. ("P-B Properties"), P.B. Tax Credit S.L.P., a Delaware limited partnership, Prudential Bache Investor Services II, Inc., a Delaware corporation, and Related Capital Company, a New York general partnership ("RCC"), have entered into a Purchase Agreement dated December 19, 1996 (the "Purchase Agreement") whereby, among other things, and subject to the terms and conditions contained therein, P-B Properties has agreed to assign and transfer all of its general partner interests in the Partnerships to RCC or its affiliate Related Charter LP, a Delaware limited partnership (the "Manager"), and to withdraw from the Partnerships (the "Withdrawal Transactions");

      WHEREAS, the United States District Court for the Southern District of New York issued on August 28, 1997 a final order (the "Final Order"), which among other things, (i) approved a Stipulation of Settlement (the "Settlement") entered into in connection with the litigation entitled In Re: Prudential Securities Incorporated Limited Partnerships Litigation ("Litigation"), (ii) approved the Withdrawal Transactions and the proposed Mergers, and (iii) granted each of the Partnerships the right to amend their respective agreements of limited partnership, as amended, to authorize, inter alia, such Partnerships to engage in the Withdrawal Transactions and the Mergers (the "Partnership Agreement Amendments");

      WHEREAS, the Partnership Agreement Amendments have been duly adopted in accordance with the Final Order;

      WHEREAS, under the Amended and Restated Trust Agreement of the Trust (the "Trust Agreement"), the Trust is authorized to and may consummate the Mergers without any additional consent or other act of any person; and

      WHEREAS, under the agreements of limited partnership, as amended, of the Partnerships, as amended by the Partnership Agreement Amendments, the Partnerships are authorized to and may consummate the Mergers without any additional consent or other act of any person.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  THE MERGERS

      1.1 The Mergers. Subject to the terms and conditions of this Agreement, at the Effective Time (as such term is defined in Section 1.3 hereof), each of the Partnerships shall be merged with and into the Trust (the "Mergers") in accordance with the Delaware Business Trust Act (the "DBTA") and the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), and the separate existence of each Partnership shall cease and the Trust shall continue as the surviving entity under the laws of the State of Delaware (the "Surviving Entity") with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a business trust created under the DBTA.

      1.2 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section
7.1 hereof and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Mergers (the "Closing") will take place on the later of the second business day following the date on which the last to be fulfilled or waived condition set forth in Article VI shall be fulfilled in accordance with this Agreement, or October 1, 1997 (the "Closing Date"), at the offices of Battle Fowler, LLP, New York, New York, unless another date, time or place is agreed to in writing by the parties hereto.

      1.3 Effective Time. The parties hereto will file with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") on the Closing Date (or on such other date as the parties hereto may agree) certificates of merger executed in accordance with the relevant provisions of the DBTA and DRULPA and make all other filings or recordings required under the DBTA and DRULPA in connection with the Mergers. The Mergers shall become effective upon the filings of the certificates of merger with the Delaware


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Secretary of State, or at such later time as is specified in the certificates of merger (the "Effective Time"), which time may be changed by the parties executing such certificates in their discretion, without amendment to this Agreement or any other consent, by filing certificates of amendment to such certificates of merger with the Delaware Secretary of State.

      1.4 Certificate of Trust. The Certificate of Trust of the Trust, as amended, as in effect immediately prior to the Effective Time, shall be the Certificate of Trust of the Surviving Entity.

      1.5 Trust Agreement. The Trust Agreement, as in effect immediately prior to the Effective Time, shall be the trust agreement of the Surviving Entity.

      1.6 By-Laws. The By-Laws of the Trust, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Entity (the "By-laws").

      1.7 Trustees. The managing trustees and registered trustee of the Trust at the Effective Time as designated in the Trust Agreement shall be the trustees of the Surviving Entity.

      1.8 Conversion of Interests in Tax Exempt I.

            (1) Conversion of General Partner Interests held by Related Tax Exempt Bond Associates, Inc. The general partner interests of Tax Exempt I held by Related Tax Exempt Bond Associates, Inc. shall, by virtue of the Tax Exempt I Merger and without any action on the part of any person, be converted into the right to receive 76,731 Shares in the Trust, subject to adjustment pursuant to
Section 1.14.

            (2) Conversion of General Partner Interests Held by the Manager. The general partner interests of Tax Exempt I held by the Manager shall, by virtue of the Tax Exempt I Merger and without any action on the part of any person, be converted into the right to receive 38,366 Shares in the Trust, subject to adjustment pursuant to Section 1.15.

            (3) Conversion of Tax Exempt I BUC$. Each BUC (as defined in the agreement of limited partnership of Tax Exempt I, as amended) of Tax Exempt I outstanding immediately before the Effective Time ("Tax Exempt I BUC" or "Tax Exempt I BUC$"), along with the underlying limited partner interest previously held by Related BUC$ Associates, Inc., the assignor limited partner of Tax Exempt I ("Assignor LP I"), relating to each such BUC, shall, by virtue of the Tax Exempt I Merger and without any action on the part of any person, be converted into the right for the person holding such Tax Exempt I BUC (and such underlying limited partner interest) to receive in the aggregate 0.9560 Shares in the Trust for each Tax Exempt I BUC and underlying limited partner interest held. At the Effective Time, the persons holding Tax Exempt I BUC$ (and the underlying limited partner interests) will, as a group, be entitled to receive 7,558,032 Shares in the Trust, subject to adjustment pursuant to Sections

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

1.8(d)and 1.11 hereof. Assignor LP I shall not be entitled to any rights or other property in connection with the Tax Exempt I Merger.

            (4) Conversion of Limited Partner Interests Held by Converting BUC$holders. To the extent that, on or prior to the Closing Date, any person who is or was a person holding Tax Exempt I BUC$ has exercised its right to convert its Tax Exempt I BUC$ into limited partner interests in Tax Exempt I (a "Tax Exempt I Converting BUC$holder"), pursuant to Section 12.3 of the agreement of limited partnership of Tax Exempt I, as amended, such limited partner interests shall, by virtue of the Tax Exempt I Merger and without any action on the part of any person, in each instance, be converted into the right for the Tax Exempt I Converting BUC$holder or permitted assignee or transferee of any such BUC$holder, as the case may be, to receive such number of Shares in the Trust, in respect of such limited partner interests, as such Tax Exempt I Converting BUC$holder would have been entitled to under this Section 1.8 in respect of such converted Tax Exempt I BUC$ (and underlying limited partner interests), if such Tax Exempt I Converting BUC$holder had not converted such Tax Exempt I BUC$. The aggregate number of Shares to be issued to the persons holding Tax Exempt I BUC$ (and the underlying limited partner interests) as a group, pursuant to Section 1.8(c), shall be reduced by the number of Shares issued pursuant to this Section 1.8(d), if any.

      1.9 Conversion of Interests in Tax Exempt II.

            (5) Conversion of General Partner Interests held by Related Tax Exempt Associates II, Inc. The general partner interests of Tax Exempt II held by Related Tax Exempt Associates II, Inc. shall, by virtue of the Tax Exempt II Merger and without any action on the part of any person, be converted into a right to receive 100,445 Shares in the Trust, subject to adjustment pursuant to
Section 1.14.

            (6) Conversion of General Partner Interests Held by the Manager. The general partner interests of Tax Exempt II held by the Manager shall, by virtue of the Tax Exempt II Merger and without any action on the part of any person, be converted into a right to receive 50,222 Shares in the Trust, subject to adjustment pursuant to Section 1.15.

            (7) Conversion of Tax Exempt II BUC$. Each BUC (as defined in the agreement of limited partnership of Tax Exempt II, as amended) of Tax Exempt II outstanding immediately before the Effective Time ("Tax Exempt II BUC" or "Tax Exempt II BUC$"), along with the underlying limited partner interest previously held by Related BUC$ Associates II, Inc., the assignor limited partner of Tax Exempt II ("Assignor LP II"), relating to each such BUC, shall, by virtue of the Tax Exempt II Merger and without any action on the part of any person, be converted into the right for the person holding such Tax Exempt II BUC (and such underlying limited partner interest) to receive in the aggregate 1.0811 Shares in the Trust for each Tax Exempt II BUC and underlying limited partner interest held. At the Effective Time, persons holding Tax Exempt II BUC$ (and the underlying limited partner interest) will, as a group, be entitled to receive 9,893,798 Shares in the Trust, subject to adjustment pursuant to Sections


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1.9(d) and 1.11 hereof. Assignor LP II shall not be entitled to any rights or other property in connection with the Tax Exempt II merger.

            (8) Conversion of Limited Partner Interests Held by Converting BUC$holders. To the extent that, on or prior to the Closing Date, any person who is or was a person holding Tax Exempt II BUC$ has exercised its right to convert its Tax Exempt II BUC$ into limited partner interests in Tax Exempt II (a "Tax Exempt II Converting BUC$holder"), pursuant to Section 12.6 of the agreement of limited partnership of Tax Exempt II, such limited partner interests shall, by virtue of the Tax Exempt II Merger and without any action on the part of any person, in each instance, be converted into the right for the Tax Exempt II Converting BUC$holder or permitted assignee or transferee of any such BUC$holder, as the case may be, to receive such number of Shares in the Trust, in respect of such limited partner interests, as such Tax Exempt II Converting BUC$holder would have been entitled to under this Section 1.9 in respect of such converted Tax Exempt II BUC$ (and underlying limited partner interests), if such Tax Exempt II Converting BUC$holder had not converted such Tax Exempt II BUC$. The aggregate number of Shares to be issued to the persons holding Tax Exempt II BUC$ (and the underlying limited partner interests) as a group, pursuant to
Section 1.9(c), shall be reduced by the number of Shares issued pursuant to this
Section 1.9(d), if any.

      1.10 Conversion of Interests in Tax Exempt III.

            (9) Conversion of General Partner Interests held by Related Tax Exempt Associates III, Inc. The general partner interests of Tax Exempt III held by Related Tax Exempt Associates III, Inc., shall, by virtue of the Tax Exempt III Merger and without any action on the part of any person, be converted into a right to receive 28,688 Shares in the Trust, subject to adjustment pursuant to
Section 1.14.

            (10) Conversion of General Partner Interests Held by the Manager. The general partner interests of Tax Exempt III held by the Manager shall, by virtue of the Tax Exempt III Merger and without any action on the part of any person, be converted into a right to receive 14,344 Shares in the Trust, subject to adjustment pursuant to Section 1.15.

            (11) Conversion of Tax Exempt III BUC$. Each BUC (as defined in the agreement of limited partnership of Tax Exempt III, as amended) of Tax Exempt III outstanding immediately before the Effective Time ("Tax Exempt III BUC" or "Tax Exempt III BUC$") along with the underlying limited partner interest previously held by Related BUC$ Associates III, Inc., the assignor limited partner of Tax Exempt III ("Assignor LP III"), relating to each such BUC shall, by virtue of the Tax Exempt III Merger and without any action on the part of any person, be converted into the right for the person holding such Tax Exempt III BUC (and such underlying limited partner interest) to receive in the aggregate
0.9170 Shares for each Tax Exempt III BUC and underlying limited partner interest held. At the Effective Time, persons holding Tax Exempt III BUC$ (and the underlying limited partner interest) will, as a group, be entitled to receive 2,825,757 Shares in the Trust, subject to adjustment pursuant to Sections

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1.10(d) and 1.11 hereof. The Assignor LP III shall not be entitled to any rights or other property in connection with the Tax Exempt III Merger.



            (12) Conversion of Limited Partner Interests Held by Converting BUC$holders. To the extent that, on or prior to the Closing Date, any person who is or was a person holding Tax Exempt III BUC$ has exercised its right to convert its Tax Exempt III BUC$ into limited partner interests in Tax Exempt III, (a "Tax Exempt III Converting BUC$holder"), pursuant to Section 12.6 of the agreement of limited partnership of Tax Exempt III, as amended, such limited partner interests shall, by virtue of the Tax Exempt III Merger and without any action on the part of any person, in each instance be converted into the right for the Tax Exempt III Converting BUC$holder or permitted assignee or transferee of any such BUC$holder, as the case may be, to receive such number of Shares in the Trust, in respect of such limited partner interests, as such Tax Exempt III Converting BUC$holder would have been entitled to under this Section 1.10 in respect of such converted Tax Exempt III BUC$ (and underlying limited partner interests), if such Tax Exempt III Converting BUC$holder had not converted such Tax Exempt III BUC$. The aggregate number of Shares to be issued to the persons holding Tax Exempt III BUC$ (and the underlying limited partner interests) as a group, pursuant to Section 1.10(c), shall be reduced by the number of Shares issued pursuant to this Section 1.10(d), if any.

      1.11 No Fractional Shares. Fractional Shares in the Trust will not be issued to any holder of partnership interests in the Partnerships or Tax Exempt I BUC$, Tax Exempt II BUC$ or Tax Exempt III BUC$ (collectively, "BUC$") in connection with the Mergers. Each holder of partnership interests in the Partnerships, or BUC$ (along with the underlying limited partner interests) (collectively, "BUC$holders") who would otherwise be entitled to a fractional Share under Sections 1.8, 1.9 or 1.10 hereof (which entitlement will be determined by combining all such holder's allocation of Shares in the Trust from each Partnership as to which such holder is receiving Shares) will receive one Share in the Trust for each fractional share of .5 or greater otherwise due to such holder. No Shares will be issued for fractional shares of less than .5.

      1.12 Delivery of Share Certificates; Exchange of BUC$ for Share Certificates.

            (13) Exchange Agent. As of the Effective Time, the Trust shall deposit with its transfer agent and registrar (the "Exchange Agent"), for the benefit of each holder of partnership interests in the Partnerships and BUC$holders, certificates representing the Shares to be issued to such holders pursuant to Sections 1.8, 1.9, 1.10 and 1.11 hereof.

            (14) Delivery of Share Certificates to Holders of Partnership Interests not Represented by BUC$. Promptly after the Effective Time, the Trust shall require the Exchange Agent to deliver to each holder of partnership interests in the Partnerships not represented by BUC$, a certificate representing that number of whole Shares in the Trust due such holder, determined in accordance with Sections 1.8, 1.9, 1.10 and 1.11 of this Agreement. Neither


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Assignor LP I, nor Assignor LP II, nor Assignor LP III shall receive any Shares or other consideration in the Mergers.

            (15) Exchange Procedures for BUC$holders. Subject to the provisions of Section 1.13 hereof, promptly after the Effective Time, the Trust shall require the Exchange Agent to mail to each BUC$holder a form of letter of transmittal, advising such BUC$holder of the effectiveness of the Mergers and including the instructions for surrendering the BUC$ to the Exchange Agent in order to receive the Shares to which such BUC$holder is entitled pursuant to this Agreement. Such instructions shall also specify that delivery shall be effected, and risk of loss and title to the BUC$ shall pass only upon, delivery of the BUC$ to the Exchange Agent, and such instructions shall otherwise be in such form and have such other provisions as the Trust shall reasonably specify.

            Upon surrender to the Exchange Agent of such BUC$ for cancellation in accordance with the instructions in the letter of transmittal, the Exchange Agent shall mail to such BUC$holder a certificate representing that number of whole Shares in the Trust due such BUC$holder determined in accordance with Sections 1.8, 1.9, 1.10 and 1.11 of this Agreement. The Exchange Agent shall accept such BUC$ upon compliance with such reasonable terms and conditions as the Trust and the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If the Shares to be issued to BUC$holders in connection with the Mergers (the "BUC$holder Merger Consideration") (or any portion thereof) are to be delivered to any person other than the person in whose name the certificate representing BUC$ surrendered in exchange therefor is registered, it shall be a condition to such exchange that the certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. After the Effective Time, there shall be no further transfer on the records of the Partnerships or its transfer agent of certificates representing partnership interests or BUC$ and if such certificates are presented to any of the Partnerships for transfer, they shall be canceled against delivery of the BUC$holder Merger Consideration as herein above provided. Until surrendered as contemplated by this Section 1.12, each certificate representing BUC$ shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the BUC$holder Merger Consideration payable with respect to such BUC$ as contemplated by Sections 1.8, 1.9, 1.10 and 1.11 of this Agreement.

            (16) Distributions with Respect to Unexchanged BUC$. Subject to the provisions of Section 1.13 hereof, no distributions with respect to Shares in the Trust with a record date after the Effective Time shall be paid to any BUC$holder until the surrender for exchange of the certificates representing such BUC$ in accordance with this Section 1.12. Following surrender for exchange of any such certificate in accordance with this Section 1.12, the Trust shall pay to the holder of such certificate, without interest, (i) at the time of such surrender, the amount of distributions from the Trust with a record date after the Effective Time

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theretofore paid with respect to the number of whole Shares of the Trust into which the BUC$ represented by such certificate immediately prior to the Effective Time (and related underlying limited partner interests) were converted pursuant to Sections 1.8, 1.9, 1.10 and 1.11, and (ii) at the appropriate payment date, the amount of distributions from the Trust with a record date after the Effective Time, but prior to such surrender, and with a payment date subsequent to such surrender, payable with respect to such whole Shares of the Trust.

            (1)

            (17) No Further Ownership Rights in BUC$ (and Related Underlying Partnership Interests). The BUC$holder Merger Consideration paid upon the surrender for exchange of the BUC$ in accordance with the terms of this Article I shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the BUC$ (and related underlying partnership interests) owing to BUC$holders and holders of related underlying partnership interests under this Agreement.

            (18) Termination of Fund. Any Shares in the Trust that remain undistributed to BUC$holders for 120 days after the Effective Time shall be delivered to the Trust, upon demand, and any BUC$ who have not theretofore complied with this Article 1 shall thereafter look only to the Trust and only as general creditors thereof for payment of their claim for the BUC$holder Merger Consideration and any distributions with respect to the Shares.

            (19) No Liability. Neither the Trust nor the Exchange Agent shall be liable to any person in respect of any Shares owing under this Agreement, or distributions payable in respect of such Shares, to the extent the same are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any certificates representing BUC$ shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any BUC$holder Merger Consideration in respect of such certificate would otherwise escheat to or become the property of any applicable governmental entity), any Shares owed under this Agreement with respect to such BUC$ (and related underlying limited partner interests), or distributions payable in respect of such Shares shall, to the extent permitted by applicable law, become the property of the Trust, free and clear of all claims or interest of any person previously entitled thereto.

            (20) Lost BUC$. If any certificates representing BUC$ shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Trust, the posting by such person of a bond, in such reasonable amount as the Trust may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the applicable BUC$holder Merger Consideration, to which the holder thereof is entitled pursuant to this Article I and any distributions with respect to Shares to which the holder thereof is entitled pursuant to this Article I.

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            (21) Transfer Books. Upon assignment to the respective BUC$holders of the underlying limited partner interests relating to the BUC$ held by the Assignor LPs, pursuant to the Partnership Agreement Amendments, the transfer books of the Partnerships shall be closed and there shall be no further registration of transfers of partnership interests or BUC$ thereafter on the records of the Partnerships.

      1.13 Trust's Option Not to Require Delivery of BUC$ by BUC$holders in Order to Receive Shares. Anything in this Agreement to the contrary notwithstanding, the Trust shall have the right, in its sole and absolute discretion, but not the obligation (implied or otherwise), to waive the requirements in Sections 1.12(c) and (d) above relating to the delivery of BUC$ and other items by the BUC$holders to the Exchange Agent, by written notice to the Exchange Agent of the same (the "Notice"). In the event of such Notice the Exchange Agent shall promptly fulfill its obligations and duties under Section
1.12 hereof, as if all BUC$holders had fulfilled their obligations under Section 1.12(c), and fulfilled all obligations necessary for such BUC$holders to receive the BUC$holder Merger Consideration, at the time of receipt of the Notice by the Exchange Agent.

      1.14 Shares to be Issued to Related General Partners to Equal 1% of all Shares Outstanding After the Mergers. Anything in this Agreement to the contrary notwithstanding, the aggregate number of Shares to be issued to (i) Related Tax Exempt Bond Associates, Inc. ("Related GP I") pursuant to Section 1.8(a), (ii) Related Tax Exempt Associates II, Inc. ("Related GP II") pursuant to Section 1.9(a), and (iii) Related Tax Exempt Associates III, Inc. ("Related GP III", and together with Related GP I and Related GP II, the "Related GPs") pursuant to
Section 1.10(a), shall be adjusted to equal 1% of the aggregate number of Shares to be issued pursuant to this Article I (the "Article I Shares"), or if not mechanically possible, such number of whole Shares as is closest to equaling such 1%. The Trust shall adjust downward or upward the number of Shares to be issued pursuant to Sections 1.8(a), 1.9(a) and 1.10(a) by the least number of Shares as is necessary to satisfy the 1% requirement such that the Related GPs share as equally as possible (based upon their respective proposed percentages of ownership in the Trust) in any such adjustment.

      1.15 Shares to be Issued to Manager to Equal .5% of all Shares Outstanding After the Mergers. Anything in this Agreement to the contrary notwithstanding, the aggregate number of Shares to be issued to the Manager pursuant to Sections 1.8(b), 1.9(b) and 1.10(b) shall be equal to .5% of the Article I Shares, or if not mechanically possible, such number of whole Shares as is closest to equaling such .5%. The Trust shall adjust upward or downward the number of Shares to be issued to the Manager by the least number of Shares as is necessary to satisfy the .5% requirement.

      1.16 Repurchase of Shares of the Trust Outstanding Prior to the Effective Time. Promptly

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after the Effective Time, the Trust shall repurchase from RCC, and RCC shall sell to the Trust, the 1,000 Shares of the Trust held by RCC, constituting all the issued and outstanding Shares of the Trust outstanding prior to the Effective Time, for a purchase price of $1.00 per Share, the original consideration paid for such Shares. Promptly upon such repurchase, the Trust shall cause such Shares to be cancelled.

                                    ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS

      2.1 Representations and Warranties of Tax Exempt I. Tax Exempt I hereby represents and warrants to the Trust as follows:

            (1) Organization and Good Standing. Tax Exempt I is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Tax Exempt I has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Tax Exempt I is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

            (2) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Tax Exempt
I. Tax Exempt I has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Tax Exempt I enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy, and (iii) the application of general principles of equity.

            (3) Consents and Approvals; No Violation.

      (1) To the knowledge of Tax Exempt I, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Tax Exempt I's ability to perform its obligations under this Agreement, is required to be made or obtained by Tax Exempt I in connection with the execution, delivery and performance of this Agreement; and

      (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Tax Exempt I does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default

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under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Tax Exempt I or, to the knowledge of Tax Exempt I, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Tax Exempt I; result in the creation of any lien upon the partnership interests of Tax Exempt I or Tax Exempt I BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Tax Exempt I is a party, or by which Tax Exempt I may be subject or bound, which, in any such case, would have a Material Adverse Effect.

            (4) No Options. Tax Exempt I is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Tax Exempt I or Tax Exempt I BUC$.

            (5) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Tax Exempt I for the quarter ended June 30, 1997:

      (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Tax Exempt I, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Tax Exempt I, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or
(iii) cause any of such transactions to be rescinded; and

      (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Tax Exempt I which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

            (6) Compliance with Laws. To the knowledge of Tax Exempt I, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

            (7) Tax Exempt I has not, since June 18, 1997, suffered a Material Adverse Effect.

            (8) As used in this Section 2.1 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Tax Exempt I which has a material adverse effect on the income reasonably expected to be generated by Tax Exempt I from and after the Closing Date or the economic value thereof.

      2.2 Representations and Warranties of Tax Exempt II. Tax Exempt II hereby represents and warrants to the Trust as follows:

            (9) Organization and Good Standing. Tax Exempt II is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Tax Exempt II has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Tax Exempt II is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

            (10) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Tax Exempt
II. Tax Exempt II has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Tax Exempt II enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy, and (iii) the application of general principles of equity.

            (11)  Consents and Approvals; No Violation.

      (1) To the knowledge of Tax Exempt II, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Tax Exempt II's ability to perform its obligations under this Agreement, is required to be made or obtained by Tax Exempt II in connection with the execution, delivery and performance of this Agreement; and

      (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Tax Exempt II does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Tax Exempt II or, to the knowledge of Tax Exempt II, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Tax Exempt II; result in the creation of any lien upon the partnership interests of Tax Exempt II or Tax Exempt II BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Tax Exempt II is a party, or by which Tax Exempt II may be subject or bound, which, in any such case, would have a Material Adverse Effect.

            (12) No Options. Tax Exempt II is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Tax Exempt II or Tax Exempt II BUC$.

            (13) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Tax Exempt II for the quarter ended June 30, 1997:

      (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Tax Exempt II, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Tax Exempt II, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or
(iii) cause any of such transactions to be rescinded; and

      (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Tax Exempt II which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

            (14) Compliance with Laws. To the knowledge of Tax Exempt II, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

            (15) Tax Exempt II has not, since June 18, 1997, suffered a Material Adverse Effect.

            (16) As used in this Section 2.2 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Tax Exempt II which has a material adverse effect on the income reasonably expected to be generated by Tax Exempt II from and after the Closing Date or the economic value thereof.

      2.3 Representations and Warranties of Tax Exempt III. Tax Exempt III hereby represents and warrants to the Trust as follows:

            (17) Organization and Good Standing. Tax Exempt III is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Tax Exempt III has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Tax Exempt III is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

            (18) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Tax Exempt
III. Tax Exempt III has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Tax Exempt III enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy, and (iii) the application of general principles of equity.

            (19)  Consents and Approvals; No Violation.

      (1) To the knowledge of Tax Exempt II, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Tax Exempt III's ability to perform its obligations under this Agreement, is required to be made or obtained by Tax Exempt III in connection with the execution, delivery and performance of this Agreement; and

      (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Tax Exempt III does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Tax Exempt III or, to the knowledge of Tax Exempt III, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Tax Exempt III; result in the creation of any lien upon the partnership interests of Tax Exempt III or Tax Exempt III BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Tax Exempt III is a party, or by which Tax Exempt III may be subject or bound, which, in any such case, would have a Material Adverse Effect.

            (20) No Options. Tax Exempt III is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Tax Exempt III or Tax Exempt III BUC$.

            (21) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Tax Exempt III for the quarter ended June 30, 1997:

      (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Tax Exempt III, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Tax Exempt III, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement,
(ii) declare unlawful the transactions or events contemplated by this Agreement, or (iii) cause any of such transactions to be rescinded; and

      (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Tax Exempt III which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

            (22) Compliance with Laws. To the knowledge of Tax Exempt III, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

            (23) Tax Exempt III has not, since June 18, 1997, suffered a Material Adverse Effect.

            (24) As used in this Section 2.3 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Tax Exempt III which has a material adverse effect on the income reasonably expected to be generated by Tax Exempt III from and after the Closing Date or the economic value thereof.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE TRUST

      The Trust hereby represents and warrants to the Partnerships, as follows:

      3.1 Organization, Standing and Trust Power. The Trust is a business trust duly created, validly existing and in good standing under the laws of Delaware and has the requisite trust power and authority to own, lease and operate its properties and to carry on its business as being conducted. The Trust is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the character, or location of the properties owned by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition of the Trust. The Trust has delivered to the Partnerships complete and correct copies of the Trust Agreement and By-laws, as amended to the date of this Agreement. The Trust is not in default under or in violation of any provisions of the Trust Agreement or By-laws.

      3.2 The Trust Capital Structure. The authorized capital securities of the Trust consists of 50,000,000 shares of beneficial interest. At the close of business on September 30, 1997, (i) 1,000 Shares were issued and outstanding and will be repurchased by the Trust pursuant to Section 1.16 hereof, (ii) 20,586,383 Shares have been reserved for issuance pursuant to the Mergers, (iii) 2,058,638 Shares have been reserved for issuance pursuant to the exercise of options granted or to be granted pursuant to the Trust's Incentive Share Option Plan, and (iv) 800,965 Shares have been reserved for issuance in connection with the Settlement of the Litigation. Except as set forth above, at the close of business on September 30, 1997, no beneficial interests or other voting securities of the Trust were issued, reserved for issuance or outstanding. All outstanding Shares of the Trust are, and all Shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Trust having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the holders of Shares may vote are issued and outstanding.

      3.3 Authority; Noncontravention. The Trust has all requisite trust power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Trust and the consummation by the Trust of the transactions contemplated by this Agreement have been duly authorized by all necessary trust action on the part of the Trust and the Managing Trustees and no other action on the part of the Trust or the Managing Trustees is necessary to authorize the execution, delivery and performance of this Agreement by the Trust or the Managing Trustees. This Agreement has been duly executed and delivered by and, assuming this Agreement constitutes the valid and binding agreement of the Partnerships, constitutes a valid and binding obligation of the Trust, enforceable against such party in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor's rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not (i) conflict with any of the provisions of the Trust Agreement or By-laws of the Trust, (ii) conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture, or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which the Trust is a party or by which the Trust any of its assets is bound or affected, or (iii) contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award currently in effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any governmental entity which has not been received or made, is required to be made by the Trust in connection with the execution and delivery of this Agreement by the Trust or the consummation by the Trust of any of the transactions contemplated by this Agreement.

                                    ARTICLE 4

                             SURVIVAL OF PROVISIONS

      4.1 Survival. The representations and warranties respectively required to be made by the Trust and the Partnerships in this Agreement, or in any certificate, respectively, delivered by the Trust or the Partnerships pursuant to this Agreement will not survive the Closing.

                                    ARTICLE 5

                                     NOTICES

      5.1 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first class postage prepaid, to the parties at the following addresses:


      If to the Trust, to:

                  Charter Municipal Mortgage
                    Acceptance Company
                  625 Madison Avenue
                  New York, New York  10022
                  Attention:  Stuart J. Boesky, Managing Trustee

      With a Copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Peter Fass, Esq.

      If to Tax Exempt I, to:

                  Summit Tax Exempt Bond Fund, L.P.
                  625 Madison Avenue
                  New York, New York  10022
                  Attention:  Alan P. Hirmes

      With a Copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Peter Fass, Esq.

      If to Tax Exempt II, to:

                  Summit Tax Exempt L.P. II
                  625 Madison Avenue
                  New York, New York  10022
                  Attention:  Alan P. Hirmes

      With a Copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Peter Fass, Esq.

      If to Tax Exempt III, to:

                  Summit Tax Exempt L.P. III
                  625 Madison Avenue
                  New York, New York  10022
                  Attention:  Alan P. Hirmes

      With a Copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Peter Fass, Esq.

      All notices and other communications required or permitted under this Agreement that are addressed as provided in this Article 5 will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third business day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

      6.1 Conditions to Each Party's Obligation To Effect the Mergers. The respective obligation of each party to effect the Mergers is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

            (1) the Final Order continues to be viable:

            (2) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Mergers;

            (3) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Mergers shall have been obtained or completed;

            (4) the Withdrawal Transactions shall have been consummated pursuant to the Purchase Agreement;

            (5) pursuant to the Partnership Agreement Amendments, the respective Assignor LPs shall have assigned to the respective BUC$holders, the respective underlying limited partner interests relating to the BUC$;

            (6) the Shares of the Trust shall have been approved for listing on the American Stock Exchange, subject to notice of issuance; and

            (7) pursuant to the Partnership Agreement Amendments, the Manager has contributed back to each respective Partnership one-half of the general partner interests of each such Partnership received by it in the Withdrawal Transactions.

      6.2 Conditions to Obligations of Trust. The obligation of the Trust to effect the Mergers is further subject to the following conditions:

            (8) Accuracy of Representations and Warranties. The representations and warranties of the Partnerships contained in this Agreement shall have been true and correct on the date of this Agreement and as of the Closing Date (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time) other than such breaches of representations and warranties which in the aggregate would not reasonably be expected to have a Material Adverse Effect on the condition of any Partnership, provided, however, that the representations and warranties of any Partnership contained in this Agreement to the extent qualified by "material", "material adverse effect" or "material adverse change" shall be true and correct in all respects at and as of the Closing Date.

            (9) Performance of Obligations of Partnerships. The Partnerships shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date and shall not have willfully or intentionally (i) breached any of their respective representations or warranties herein or (ii) failed to perform or satisfy any of their respective obligations or covenants hereunder.

      6.3 Conditions to Obligation of the Partnerships. The obligation of each Partnership to effect the Mergers is further subject to the following conditions:

            (10) Accuracy of Representations and Warranties. The representations and warranties of the other parties hereto contained in this Agreement shall have been true and correct on the date of this Agreement and as of the Closing Date (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time), other than such breaches of representations and warranties which in the aggregate would not reasonably be expected to have a material adverse effect on the condition of such other parties; provided, however, that the representations and warranties of the other parties contained in this Agreement to the extent qualified by "material", "material adverse effect" or "material adverse change" shall be true and correct in all respects at and as of the Closing.

            (11) Performance of Obligations of Other Parties. Each of the other parties hereto shall have performed in all material respects all obligations required to be performed by such party under this Agreement at or prior to the Closing Date and shall not have willfully or intentionally (i) breached any of their representations or warranties herein or (ii) failed to perform or satisfy any of its obligations or covenants hereunder.

            (12) Opinion of Counsel. The Partnerships shall have received the opinion dated the Closing Date of counsel to the Trust as set forth in the Solicitation Statement.

                                    ARTICLE 7

                       TERMINATION, AMENDMENT AND WAIVER

      7.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time:

            (1) by mutual written consent of the parties hereto or

            (2) by either the Trust on the one hand or the Partnerships on the other:

                  (1) at any time after March 31, 1998 if the Mergers shall not have been consummated by such date, unless the failure to consummate the Mergers is the result of a failure to fulfill any obligation under this Agreement by any party seeking to terminate this Agreement or the failure of the representations and warranties of any party seeking to terminate this Agreement to be true and correct in all material respects; and

                  (2) at any time prior to the Effective Time by the Trust on the one hand or the Partnerships on the other in the event of either
            (A) a material breach by the other party or parties of any representation or warranty contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach; or (B) a material breach by the other party or parties of any of the covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach.

      7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the parties hereto. Nothing contained in this Section 7.2 shall relieve any party from any liability resulting from any material breach of the representations, warranties, covenants or agreements set forth in this Agreement.

      7.3 Amendment. At any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized signatories of the respective parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

      7.4 Extension; Waiver. At any time prior to the Effective Time, each party may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 7.3, waive compliance with any of the agreements or conditions of any other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, and only with respect to such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

      7.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to Section
7.4 shall, in order to be effective, require in the case of any Partnership, action by a general partner of such Partnership, and in the case of the Trust, action by any trustee of the Trust.

                                   ARTICLE 8

                                 MISCELLANEOUS

      8.1 Entire Agreement. Except for the Purchase Agreement and the documents executed by the Partnerships and the Trust pursuant hereto, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement (including the exhibits and schedules hereto, and other documents delivered in connection herewith) and the Purchase Agreement contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

      8.2 Expenses. All costs and expenses incurred by the parties hereto incident to preparing for, entering into, carrying out and performing this Agreement and the transactions contemplated hereby (the "Consolidation Expenses") shall be borne and paid for as follows:

                  (1) All Consolidation Expenses incurred by the Trust shall be borne and paid for by the Trust;

                  (2) If the Mergers are consummated, the Trust shall be responsible for all Consolidation Expenses incurred by the Partnerships and shall reimburse the Partnerships for the same;

                  (3) If none of the Mergers are consummated, each of the respective Related GPs shall be responsible for Consolidation Expenses of their respective Partnerships and shall reimburse each of their respective Partnerships for the same; and

                  (4) If some but not all of the Mergers are consummated, (i) the Trust shall be responsible for all Consolidation Expenses incurred by the Partnerships that consummate their respective Mergers, and (ii) the respective Related GPs shall be responsible for the Consolidation Expenses incurred by each of their respective Partnerships that fail to consummate their respective Mergers. Each of the Trust, and the Related GPs, as the case may be, shall reimburse each of the Partnerships for their respective Consolidation Expenses for which they are responsible under this Section 8.2(d).

      8.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      8.4 No Third Party Beneficiary. Except as otherwise expressly provided herein, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, and their respective successors or assigns, and it is not the intention of the parties to confer third party beneficiary rights upon any other person.

      8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      8.6 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

      8.7 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

      8.8 Headings, Gender, etc. The headings used in this Agreement have been inserted for convenience and do not constitute matters to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender are deemed to include each other gender, (b) words using the singular or plural number also include the plural or singular number, respectively, (c) the terms "hereof," "herein, " "hereby, " "hereto," and derivative or similar words refer to this entire Agreement, (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement, (e) all references to "dollars" refer to currency of the United States of America, and (f) the term "person" shall include any natural person, corporation, limited liability company, general partnership, limited partnership, trust or other entity, enterprise, authority or business organization.


                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Trust and the Partnerships, effective as of the date first written above.

                                    CHARTER MUNICIPAL MORTGAGE ACCEPTANCE
                                     COMPANY

                                    By:
                                        ----------------------------------------
                                        J. Michael Fried
                                        Managing Trustee


                                    SUMMIT TAX EXEMPT BOND FUND, L.P.

                                    By:   RELATED TAX EXEMPT BOND ASSOCIATES,
                                          INC., its General Partner

                                          By:
                                              ----------------------------------
                                                Stuart J. Boesky
                                                Vice President


                                    SUMMIT TAX EXEMPT L.P. II

                                    By:   RELATED TAX EXEMPT ASSOCIATES II,
                                          INC., its General Partner

                                          By:
                                              ----------------------------------
                                                Stuart J. Boesky
                                                Vice President


                                    SUMMIT TAX EXEMPT L.P. III

                                    By:   RELATED TAX EXEMPT ASSOCIATES III,
                                          INC., its General Partner

                                          By:
                                              ----------------------------------
                                                Stuart J. Boesky
                                                Vice President

                          AGREEMENT AND PLAN OF MERGER


                           DATED AS OF OCTOBER 1, 1997

                                  By and Among


                           CHARTER MUNICIPAL MORTGAGE
                               ACCEPTANCE COMPANY

                        SUMMIT TAX EXEMPT BOND FUND, L.P.

                            SUMMIT TAX EXEMPT L.P. II


                                       AND


                           SUMMIT TAX EXEMPT L.P. III

                              TABLE OF CONTENTS

                                                                            Page

ARTICLE 1   THE MERGERS......................................................2
      1.1   The Mergers......................................................2
      1.2   Closing..........................................................2
      1.3   Effective Time...................................................2
      1.4   Certificate of Trust.............................................3
      1.5   Trust Agreement..................................................3
      1.6   By-Laws..........................................................3
      1.7   Trustees.........................................................3
      1.8   Conversion of Interests in Tax Exempt I..........................3
      1.9   Conversion of Interests in Tax Exempt II.........................4
      1.10  Conversion of Interests in Tax Exempt III........................5
      1.11  No Fractional Shares.............................................6
      1.12  Delivery of Share Certificates; Exchange of BUC$ for Share
            Certificates.....................................................6
      1.13  Trust's Option Not to Require Delivery of BUC$ by BUC$holders in
            Order to Receive Shares..........................................8
      1.14  Shares to be Issued to Related General Partners to Equal 1% of
            all Shares Outstanding After the Mergers.........................9
      1.15  Shares to be Issued to Manager to Equal .5% of all Shares
            Outstanding After the Mergers....................................9
      1.16  Repurchase of Shares of the Trust Outstanding Prior to the
            Effective Time...................................................9

ARTICLE 2   REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS...............9
      2.1   Representations and Warranties of Tax Exempt I...................9
      2.2   Representations and Warranties of Tax Exempt II.................11
      2.3   Representations and Warranties of Tax Exempt III................13

ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF THE TRUST.....................15
      3.1   Organization, Standing and Trust Power..........................15
      3.2   The Trust Capital Structure.....................................15
      3.3   Authority; Noncontravention.....................................15

ARTICLE 4   SURVIVAL OF PROVISIONS..........................................16
      4.1   Survival........................................................16

ARTICLE 5   NOTICES.........................................................16
      5.1   Notices.........................................................16

ARTICLE 6   CONDITIONS PRECEDENT............................................18
      6.1   Conditions to Each Party's Obligation To Effect the Mergers.....18
      6.2   Conditions to Obligations of Trust..............................19

      6.3   Conditions to Obligation of the Partnerships....................19

ARTICLE 7   TERMINATION, AMENDMENT AND WAIVER...............................20
      7.1   Termination.....................................................20
      7.2   Effect of Termination...........................................20
      7.3   Amendment.......................................................20
      7.4   Extension; Waiver...............................................21
      7.5   Procedure for Termination, Amendment, Extension or Waiver.......21

ARTICLE 8   MISCELLANEOUS...................................................21
      8.1   Entire Agreement................................................21
      8.2   Expenses........................................................21
      8.3   Counterparts....................................................22
      8.4   No Third Party Beneficiary......................................22
      8.5   Governing Law...................................................22
      8.6   Assignment; Binding Effect......................................22
      8.7   Enforcement.....................................................22
      8.8   Headings, Gender, etc...........................................22

                                       ii